                                                                  EXHIBIT 10.20

                                                                  EXECUTION COPY



                                WARRANT AGREEMENT


                                   Dated as of

                                November 14, 2000

                                     between

                         TRAVELCENTERS OF AMERICA, INC.

                                       and

                      STATE STREET BANK AND TRUST COMPANY,

                                as Warrant Agent


                  ---------------------------------------------
                                  Warrants for
                                 Common Stock of
                         TravelCenters of America, Inc.
                  ---------------------------------------------

                                TABLE OF CONTENTS



                                    ARTICLE I                            Page
                                                                         ----
                                   Definition

SECTION 1.01.  Definitions............................................     2
SECTION 1.02.  Other Definitions......................................     6
SECTION 1.03.  Rules of Construction..................................     7

                                   ARTICLE II

                              Warrant Certificates

SECTION 2.01.  Form and Dating........................................     7
SECTION 2.02.  Execution and Countersignature.........................     9
SECTION 2.03.  Certificate Register...................................    10
SECTION 2.04.  Transfer and Exchange..................................    10
SECTION 2.05.  Certificated Warrants..................................    16
SECTION 2.06.  Replacement Certificates...............................    16
SECTION 2.07.  Outstanding Warrants...................................    17
SECTION 2.08.  Cancellation...........................................    17
SECTION 2.09.  CUSIP Numbers..........................................    17
SECTION 2.10.  Distribution of Contingent ............................    18

                                   ARTICLE III

                                 Exercise Terms

SECTION 3.01.  Exercise...............................................    18
SECTION 3.02.  Exercise Periods.......................................    18
SECTION 3.03.  Expiration.............................................    19
SECTION 3.04.  Manner of Exercise.....................................    19
SECTION 3.05.  Issuance of Warrant Shares.............................    20
SECTION 3.06.  Fractional Warrant Shares..............................    21
SECTION 3.07.  Reservation of Warrant Shares..........................    21
SECTION 3.08.  Compliance with Law....................................    22

                                   ARTICLE IV

                             Antidilution Provisions

SECTION 4.01.  Changes in Common Stock................................    22
SECTION 4.02.  Cash Dividends and Other Distributions.................    23
SECTION 4.03.  Common Stock Issue.....................................    24
SECTION 4.04.  Issuance of Rights or Options..........................    25

                                                                     Page
                                                                     ----
SECTION 4.05.  Combination; Liquidation...........................    26
SECTION 4.06.  Other Events.......................................    27
SECTION 4.07.  Superseding Adjustment.............................    27
SECTION 4.08.  Minimum Adjustment.................................    28
SECTION 4.09.  Notice of Adjustment...............................    28
SECTION 4.10.  Notice of Certain Transactions.....................    29
SECTION 4.11.  Adjustment to Warrant Certificate..................    30

                                   ARTICLE V

                      Registration Rights; Indemnification

SECTION 5.01.  Effectiveness of Registration Statement............   30
SECTION 5.02.  Suspension.........................................   32
SECTION 5.03.  Blue Sky...........................................   33
SECTION 5.04.  Accuracy of Disclosure.............................   33
SECTION 5.05.  Indemnification....................................   34
SECTION 5.06.  Additional Acts....................................   38
SECTION 5.07.  Expenses...........................................   38

                                   ARTICLE VI

                                 Warrant Agent

SECTION 6.01.  Appointment of Warrant Agent.......................   39
SECTION 6.02.  Rights and Duties of Warrant Agent.................   39
SECTION 6.03.  Individual Rights of Warrant Agent.................   40
SECTION 6.04.  Warrant Agent's Disclaimer.........................   41
SECTION 6.05.  Compensation and Indemnity.........................   41
SECTION 6.06.  Successor Warrant Agent............................   41

                                  ARTICLE VII

                                 Miscellaneous

SECTION 7.01.  SEC Reports........................................   43
SECTION 7.02.  Persons Benefitting................................   44
SECTION 7.03.  Rights of Holders..................................   44
SECTION 7.04.  Amendment..........................................   44
SECTION 7.05.  Notices............................................   45
SECTION 7.06.  Governing Law......................................   46
SECTION 7.07.  Successors.........................................   46
SECTION 7.08.  Multiple Originals.................................   46
SECTION 7.09.  Table of Contents..................................   46
SECTION 7.10.  Severability.......................................   46

                                                                                Page
                                                                                ----
Appendix A
EXHIBIT A             Form of Face of Warrant Certificate

                                    WARRANT AGREEMENT dated as of November 14,
                           2000 (this "Agreement"), between TRAVELCENTERS OF AMERICA, INC., a Delaware corporation (the "Company"), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, as Warrant Agent (the "Warrant Agent").


                  The Company desires to issue the warrants described herein. The Warrants (as defined herein) will initially entitle the holders thereof (the "Holders") to purchase, in the aggregate, 277,165 shares of Common Stock, par value $0.00001 per share, of the Company ("Common Stock") in connection with an offering (the "Offering") by the Company of 190,000 units (the "Units"). Each Unit consists of (i) one 12 3/4% Senior Subordinated Note Due May 1, 2009 in a principal amount of $1,000 (a "Note"), (ii) three initial warrants (each an "Initial Warrant") to purchase 0.36469 shares of Common Stock and (iii) one contingent warrant (a "Contingent Warrant" and, together with the Initial Warrants, the "Warrants") to purchase 0.36469 shares of Common Stock. In connection with the sale of the Units, 570,000 Initial Warrants will be issued to the purchasers of the Units and 190,000 Contingent Warrants will be issued and placed into escrow pursuant to the terms of an escrow agreement, dated as of the date hereof (the "Contingent Warrant Escrow Agreement"), between the Company and State Street Bank and Trust Company as escrow agent (the "Warrant Escrow Agent").

                  The Warrants will not trade separately from the Notes until the earliest date (the "Separation Date") to occur of: (i) the commencement of a registered exchange offer for the Notes, (ii) the effective date of a shelf registration statement with respect to the Notes and (iii) such earlier date after December 14, 2000, as may be determined by the Initial Purchasers (as defined herein). The Contingent Warrants will not trade separately from the Initial Warrants unless and until released from escrow on the Contingent Warrant Release Date to the registered holders of the Initial Warrants.

                  The Company further desires the Warrant Agent to act on behalf of the Company in connection with the issuance of the Warrants as provided herein and the Warrant Agent is willing to so act.

                  Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of Warrants:


                                    ARTICLE I

                                   Definitions

                  SECTION 1.01. Definitions.

                  "Affiliate" of any Person means (i) any other Person which, directly or indirectly, is in control of, is controlled by or is under common control with such Person, or (ii) any other Person who is a director or executive officer (A) of such Person, (B) of any subsidiary of such Person or
(C) of any Person described in clause (i) above. For purposes hereof, (a) "control" of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise and (b) beneficial ownership of 10% or more of the voting common equity (on a fully diluted basis) or warrants to purchase such equity (whether or not currently exercisable) of a Person shall be deemed to be in control of such Person; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Board" means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board of Directors.

                  "Business Day" means each day that is not a Saturday, a Sunday or a day on which banking institutions are not required to be open in the State of New York.

                  "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into such equity.

                  "Cashless Exercise Ratio" means a fraction, the numerator of which is the excess of the Current Market Value per share of Common Stock on the Exercise Date over the Exercise Price per share as of the Exercise Date and the denominator of which is the Current Market Value per share of the Common Stock on the Exercise Date.

                  "Certificated Warrants" means certificated Warrants in fully registered definitive form.

                  "Combination" means an event in which the Company consolidates with, merges with or into, or sells all or substantially all of its assets to, another Person.

                  "Consolidated Leverage Ratio" will have the same meaning as when used in the Indenture, will be determined in accordance with the provisions of the Indenture and will apply to TravelCenters of America, Inc. or any person that would constitute a Successor Company under the Indenture (in each case, however, without giving effect to any amendments thereto).

                  "Contingent Warrant Release Date" means March 31, 2003.

                  "Current Market Value" per share of Common Stock or any other security at any date means (i) if the security is not registered under the Exchange Act, (a) the value of the security, determined in good faith by the Board and certified in a board resolution, based on the most recently completed arm's-length transaction between the Company and a Person other than an Affiliate of the Company, the closing of which shall have occurred on such date or within the six-month period preceding such date, or (b) if no such transaction shall have occurred on such date or within such six-month period, the value of the security as determined by an independent financial expert or
(ii) if the security is registered under the Exchange Act, the average of the daily closing bid prices (or the equivalent in an over-the-counter market) for each Business Day during the period commencing 15 Business Days before such date and ending on the date one day prior to such date, or if the security has been registered under the Exchange Act for less than 15 consecutive Business Days before such date, then the average of the daily closing bid prices (or such equivalent) for all of the Business Days before such date for which daily closing bid prices are available; provided, however, that if the closing bid price is not determinable for at least ten Business Days in such period, the "Current Market Value" of the security shall be determined as if the security were not registered under the Exchange Act.

                  "Depository" means The Depository Trust Company, its nominees and their respective successors.

                  "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended.

                  "Exercise Date" means, for a given Warrant, the day on which such Warrant is exercised pursuant to Section 3.04.

                  "Extraordinary Cash Dividend" means that portion, if any, of the aggregate amount of all dividends paid by the Company on the Common Stock in any fiscal year that exceeds $10 million.

                  "Indenture" means the Indenture dated as of November 14, 2000, among the Company, the Subsidiary Guarantors named therein and the Trustee, with respect to the Notes, as it may be amended or supplemented from time to time.

                  "Initial Purchasers" means Credit Suisse First Boston Corporation, Chase Securities Inc. and Donaldson, Lufkin & Jenrette Securities Corporation.

                  "Issue Date" means the date on which the Warrants are initially issued.

                  "Offering Circular" means the Confidential Offering Circular dated November 9, 2000, of the Company with respect to the Units.

                  "Officer" means the Chairman of the Board, the President, any Vice President, the Treasurer, or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Company.

                  "Officers' Certificate" means a certificate signed by two Officers.

                  "Opinion of Counsel" means a written opinion from legal counsel who is reasonably acceptable to the Warrant Agent. Such counsel may be an employee of or counsel to the Company or the Warrant Agent.

                  "Person" means any individual, corporation, partnership, joint venture, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

                  "Preferred Stock", as applied to the Capital Stock of any Person, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the payment of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other class of such Person.

                  "Purchase Agreement" means the Purchase Agreement dated November 9, 2000, among the Company, the Subsidiary Guarantors named therein and the Initial Purchasers.

                  "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

                  "Regulation S" means Regulation S under the Securities Act.

                  "Regulation S Restricted Warrant" means (i) each Initial Warrant initially sold under Regulation S unless such Warrant has been resold pursuant to an effective registration statement under the Securities Act, pursuant to Rule 144A under the Securities Act or pursuant to Rule 144(k) under the Securities Act and (ii) each Contingent Warrant delivered to a Holder of any Initial Warrant described in clause (i).

                  "Release Event" means the release of the Contingent Warrants from the escrow arrangements created by the Contingent Warrant Escrow Agreement and distribution of the Contingent Warrants to holders of the Initial Warrants as provided for in this Agreement and the Contingent Warrant Escrow Agreement.

                  "Rule 144A" means Rule 144A under the Securities Act.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities" means the Warrants and the Warrant Shares.

                  "Securities Act" means the U.S. Securities Act of 1933, as amended.

                  "Transfer Restricted Securities" means the Warrants and the Common Stock which may be issued to Holders upon exercise of the Warrants, whether or not such exercise has been effected. Each such security shall cease to be a Transfer Restricted Security when (i) it has been disposed of pursuant to a registration statement of the Company filed with the SEC and declared effective by the SEC that covers the disposition of such Transfer Restricted Security, (ii) it has been distributed pursuant to Rule 144 promulgated under the Securities Act (or any similar provisions under the Securities Act then in effect) or (iii) it may be resold without registration under the

Securities Act, whether pursuant to Rule 144(k) under the Securities Act or otherwise.

                  "Trustee" means State Street Bank and Trust Company, or any successor trustee under the Indenture.

                  "Warrant Certificates" mean the registered certificates (including the Global Warrants) issued by the Company under this Agreement representing the Warrants.

                  "Warrant Custodian" means the custodian with respect to a Global Warrant (as appointed by the Depository) or any successor person thereto and shall initially be the Warrant Agent.

                  "Warrant Shares" mean the shares of Common Stock (and any other securities) for which the Warrants are exercisable or which have been issued upon exercise of Warrants.

                  SECTION 1.02. Other Definitions.


                                                                                         Defined in
                     Term                                                                 Section
                     ----                                                                 -------
      "Agreement"...................................................................     Recitals
      "Agent Members"...............................................................       2.01(b)
      "Cashless Exercise"...........................................................       3.04
      "Certificate Register"........................................................       2.03
      "Common Shelf Registration Statement".........................................       5.01
      "Common Stock"................................................................     Recitals
      "Company".....................................................................     Recitals
      "Contingent Warrant Escrow Agreement".........................................     Recitals
      "Contingent Warrants".........................................................     Recitals
      "Definitive Warrant"..........................................................       2.01(c)
      "Exercise Price"..............................................................       3.01
      "Expiration Date".............................................................       3.02(b)
      "Global Warrant"..............................................................       2.01(a)
      "Holders".....................................................................     Recitals
      "Indemnified Parties".........................................................       5.05(a)
      "Initial Warrants"............................................................     Recitals
      "Offering"....................................................................     Recitals
      "Registration Statement"......................................................       5.01
      "Regulation S Global Warrants"................................................       2.01(a)
      "Rule 144A Global Warrants"...................................................       2.01(a)
      "Separability Legend".........................................................       2.04(e)
      "Separation Date".............................................................     Recitals
      "Stock Transfer Agent"........................................................       3.05
      "Successor Company"...........................................................       4.05(a)
      "Suspension Period"...........................................................       5.02
      "Units".......................................................................     Recitals

                                                                                       Defined in
                              Term                                                      Section
                              ----                                                      -------
      "Warrant Escrow Agent"........................................................    Recitals
      "Warrants"....................................................................    Recitals
      "Warrant Agent"...............................................................    Recitals
      "Warrant Shelf Registration Statement"........................................      5.01


                  SECTION 1.03. Rules of Construction. Unless the text otherwise requires:

                  (i) a defined term has the meaning assigned to it;

                  (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect on the date hereof;

                  (iii) "or" is not exclusive;

                  (iv) "including" means including, without limitation; and

                  (v) words in the singular include the plural and words in the plural include the singular.


                                   ARTICLE II

                              Warrant Certificates

                  SECTION 2.01. Form and Dating. The Warrants shall be offered and sold by the Company pursuant to the Purchase Agreement. Each Warrant shall initially be issued as part of a Unit consisting of one Note, three Initial Warrants and one Contingent Warrant. Prior to the Separation Date, the Warrants may not be transferred or exchanged separately from, but may be transferred or exchanged only together with, the Notes attached to such Warrants. Prior to the Separation Date, the transfer agent for the Notes (the "Note Transfer Agent") shall act as transfer agent for both the Warrants and the Notes. Any request for transfer of a Warrant prior to the Separation Date made to the Note Transfer Agent shall be accompanied by the Note attached thereto and the Note Transfer Agent will not execute any such transfer without such Note attached thereto. Such Warrant and Note will be duly endorsed and accompanied by a written instrument of transfer in form satisfactory to the Company, duly executed by the Holder thereof or the Holder's attorneys duly authorized in writing. In the event of the commencement of a registered exchange offer for the Notes or the effectiveness of a shelf registration statement with respect to the Notes, the Company shall provide notice to the Note Transfer Agent and the Warrant Agent of the Separation Date not less than two Business Days prior to such date and the Company will cause the Note Transfer Agent to notify the Depository of such date. In the event of a determination by the Initial Purchasers to separate the Warrants and the Notes, the Company shall promptly, but in no event later than the next following Business Day after receiving notice of such determination, provide notice to the Note Transfer Agent and the Warrant Agent of the Separation Date and cause the Note Transfer Agent to notify the Depository of such date. In acting as the transfer agent for the Warrants prior to the Separation Date, the Note Transfer Agent shall be entitled to all the rights, privileges and immunities to which the Warrant Agent is entitled in performing such role pursuant to the terms of this Agreement.

                  (a) Global Warrants. Warrants offered and sold to QIBs in reliance on Rule 144A ("Rule 144A Global Warrants") and Warrants offered and sold to non-U.S. persons (as defined in Regulation S) in reliance on Regulation S ("Regulation S Global Warrants"), each as provided in the Purchase Agreement, shall be issued initially in the form of one or more permanent global Initial Warrants (an "Initial Global Warrant") and global Contingent Warrants (a "Contingent Global Warrant"), as the case may be, in definitive, fully registered form with the global securities legend and restricted securities legend set forth in Exhibit A hereto (each, a "Global Warrant"), which shall be deposited on behalf of the Initial Purchasers with, subject to the first paragraph of this Section 2.01, the Warrant Agent, as custodian for the Depository (or with such other custodian as the Depository may direct), and registered in the name of the Depository or a nominee of the Depository, duly executed by the Company and countersigned by the Warrant Agent as hereinafter provided.

                  (b) Book-Entry Provisions. (i) This Section 2.01(b) shall apply only to a Global Warrant deposited with or on behalf of the Depository.

                  The Company shall execute and the Warrant Agent shall, in accordance with Section 2.02, countersign and deliver initially one or more Initial Global Warrants and Contingent Global Warrants that (a) shall be registered in the name of the Depository for such Global Warrant or Global Warrants or the nominee of the Depository and (b) shall be delivered by the Warrant Agent to the Depository or pursuant to the Depository's instructions or held by the Warrant Agent as custodian for the Depository.

                  (ii) Members of, or participants in, the Depository ("Agent Members") shall have no rights under this Agreement with respect to any Global Warrant held on their behalf by the Depository or by the Warrant Agent as the custodian of the Depository or under such Global Warrant, and the Depository may be treated by the Company, the Warrant Agent and any agent of the Company or the Warrant Agent as the absolute owner of such Global Warrant for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Warrant Agent or any agent of the Company or the Warrant Agent from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices of the Depository governing the exercise of the rights of a holder of a beneficial interest in any Global Warrant.

                  (c) Certificated Securities. Except as provided in Section
2.04 or 2.05, owners of beneficial interests in Global Warrants will not be entitled to receive physical delivery of certificated Warrants.

                  SECTION 2.02. Execution and Countersignature. Two Officers shall sign the Warrant Certificates for the Company by manual or facsimile signature.

                  If an Officer whose signature is on a Warrant Certificate no longer holds that office at the time the Warrant Agent countersigns the Warrant Certificate, the Warrants evidenced by such Warrant Certificate shall be valid nevertheless.

                  The Warrant Agent shall initially countersign and deliver Warrant Certificates entitling the Holders thereof to purchase in the aggregate not more than 277,165 Warrant Shares (consisting of 207,874 Warrant Shares issuable upon exercise of the Initial Warrants and 69,291 Warrant Shares issuable upon exercise of the Contingent Warrants) upon a written order of the Company signed by two Officers of the Company.

                  The Warrant Agent may appoint an agent reasonably acceptable to the Company to countersign the Warrant Certificates. Unless limited by the terms of such appointment, such agent may countersign Warrant Certificates whenever the Warrant Agent may do so. Each reference in this Agreement to countersignature by the Warrant Agent includes countersignature by such agent. Such agent will have the same rights as the Warrant Agent for service of notices and demands.

                  At any time and from time to time after the execution of this Agreement, the Warrant Agent or an agent reasonably acceptable to the Company shall upon receipt of a written order of the Company signed by two Officers of the Company manually countersign for original issue a Warrant Certificate evidencing the number of Warrants specified in such order; provided, however, that the Warrant Agent shall be entitled to receive an Officers' Certificate and an Opinion of Counsel of the Company that it may reasonably request in connection with such countersignature of Warrants. Such order shall specify the number of Warrants to be evidenced on the Warrant Certificate to be counter signed, the date on which such Warrant Certificate is to be countersigned and the number of Warrants then authorized.

                  The Warrants evidenced by a Warrant Certificate shall not be valid until an authorized signatory of the Warrant Agent or its agent as provided above manually countersigns the Warrant Certificate. The signature shall be conclusive evidence that the Warrant Certificate has been countersigned under this Agreement.

                  SECTION 2.03. Certificate Register. The Warrant Agent shall keep a register ("Certificate Register") of the Warrant Certificates and of their transfer and exchange. The Certificate Register shall show the names and addresses of the respective Holders and the date and number of Warrants evidenced on the face of each of the Warrant Certificates. The Company and the Warrant Agent may deem and treat the Person in whose name a Warrant Certificate is registered as the absolute owner of such Warrant Certificate for all purposes whatsoever and neither the Company nor the Warrant Agent shall be affected by notice to the contrary.

                  SECTION 2.04. Transfer and Exchange.

                  (a) Transfer and Exchange of Global Warrants.

                  (i) The transfer and exchange of Global Warrants or beneficial interests therein shall be effected through the Depository, in accordance with this Agreement (including applicable restrictions on transfer set forth herein) and the procedures of the Depository therefor. A transferor of a beneficial interest in a Global Warrant shall deliver to the Warrant Agent a written order given in accordance with the Depository's procedures containing information regarding the participant account of the Depository to be credited with a beneficial interest in the Global Warrant. The Warrant Agent shall, in accordance with such instructions, instruct the Depository to credit to the account of the Person specified in such instructions a beneficial interest in the Global Warrant and to debit the account of the Person making the transfer of the beneficial interest in the Global Warrant being transferred.

                  (ii) If the proposed transfer is a transfer of a beneficial interest in a Rule 144A Global Warrant under Regulation S or a beneficial interest in a Regulation S Global Warrant pursuant to Rule 144A, the Warrant Agent shall reflect on the Certificate Register the date and an increase in the amount of the Regulation S Global Warrant or the Rule 144A Global Warrant, as applicable, in an amount equal to the amount of the interest to be so transferred, and the Warrant Agent shall reflect on the Certificate Register the date and a corresponding decrease in the amount of the Rule 144A Global Warrant or Regulation S Global Warrant, as applicable; provided, however that the transfer is in accordance with the certification requirements set forth on the reverse of the Warrants and with such other procedures as may from time to time be adopted by the Company.

                  (iii) Notwithstanding any other provisions of this Agreement (other than the provisions set forth in Section 2.05), a Global Warrant may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

                  (iv) In the event that a Global Warrant is exchanged and transferred for Warrants in definitive registered form pursuant to
         Section 2.05, prior to the effectiveness of a Warrant Shelf Registration Statement with respect to such Warrants, such Warrants may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.04 (including the certification requirements set forth on the reverse of the Warrants intended to ensure that such transfers comply with Rule 144A or Regulation S, as the case may be) and such other procedures as may from time to time be adopted by the Company.

                  (b) Legend. (i) Except as permitted by the following paragraphs (ii) and (iii), and to the extent permitted by applicable law, each Warrant Certificate evidencing the Global Warrants (and all Warrants and Warrant Shares issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form:

                  "THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

                  THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) TO THE COMPANY, (II) INSIDE THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (III) OUTSIDE THE UNITED STATES IN A TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (IV) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR, IN EACH OF CASES (I) THROUGH (V) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

                  HEDGING TRANSACTIONS INVOLVING THE WARRANTS OR THE COMMON STOCK UNDERLYING THE WARRANT MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT AND THE RULES AND REGULATIONS ISSUED THEREUNDER.

                  THIS WARRANTS EVIDENCED BY THIS SECURITY AND THE COMMON STOCK TO BE ISSUED UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND

                  MAY NOT BE EXERCISED UNLESS REGISTERED UNDER THE
                  SECURITIES ACT.

                  Each Warrant Certificate issued prior to the Separation Date will also bear the following legend (the "Separability Legend"):

                  "THE WARRANTS EVIDENCED BY THIS CERTIFICATE WERE INITIALLY ISSUED AS PART OF AN ISSUANCE OF UNITS, EACH OF WHICH CONSISTS OF ONE 12 3/4% SENIOR SUBORDINATED NOTE DUE MAY 1, 2009 OF TRAVELCENTERS OF AMERICA, INC. (THE "COMPANY") IN A PRINCIPAL AMOUNT OF $1,000 (A "NOTE"), THREE INITIAL WARRANTS AND ONE CONTINGENT WARRANT (COLLECTIVELY, THE "WARRANTS"), EACH SUCH WARRANT TO PURCHASE 0.36469 SHARES OF COMMON STOCK, PAR VALUE $.00001 PER SHARE, OF THE COMPANY. THE NOTES AND WARRANTS WILL NOT TRADE SEPARATELY UNTIL THE EARLIEST OF (I) THE COMMENCEMENT OF A REGISTERED EXCHANGE OFFER FOR THE NOTES,
                  (II) THE EFFECTIVENESS OF A SHELF REGISTRATION STATEMENT WITH RESPECT TO THE NOTES AND (III) SUCH EARLIER DATE AFTER DECEMBER 14, 2000, AS THE INITIAL PURCHASERS MAY DETERMINE."

                  (ii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Warrant) pursuant to Rule 144 under the Securities Act, the Warrant Agent shall permit the Holder thereof to exchange such Transfer Restricted Security for a certificated Warrant that does not bear the legends set forth above (other than the Separability Legend, if applicable) and rescind any restriction on the transfer of such Transfer Restricted Security, if the Holder certifies in writing to the Warrant Agent that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Warrant).

                  (iii) After a transfer of any Warrants during the period of the effectiveness of a Warrant Shelf Registration Statement with respect to such Warrants, all requirements pertaining to legends on such Warrant will cease to apply, the requirements requiring any such Warrant issued to certain Holders to be issued in global form will cease to apply, and a certificated Warrant without legends will be available to the transferee of the Holder of such Warrants upon exchange of such transferring Holder's certificated Warrant or directions to transfer such Holder's interest in the Global Warrant, as applicable.

                  (iv) On or after the Separation Date, the Holder of a Warrant Certificate containing a Separability Legend may surrender such Warrant Certificate accompanied by a written application to the Warrant Agent, duly executed by the Holder thereof, for a new Warrant Certificate or certificates not containing the Separability Legend.

                  (f) Cancellation or Adjustment of Global Warrant. At such time as all beneficial interests in a Global Warrant have been exchanged for certificated Warrants, redeemed, repurchased or canceled, such Global Warrant shall be returned to the Depository for cancellation or retained and canceled by the Warrant Agent. At any time prior to such cancellation, if any beneficial interest in a Global Warrant is exchanged for certificated Warrants, redeemed, repurchased or canceled, the number of Warrants represented by such Global Warrant shall be reduced and an adjustment shall be made on the books and records of the Warrant Agent (if it is then the Warrant Custodian for such Global Warrant) with respect to such Global Warrant, by the Warrant Agent, to reflect such reduction.

                  (g) Obligations with Respect to Transfers and Exchanges of Warrants.

                  (i) To permit registrations of transfers and exchanges, the Company shall execute and the Warrant Agent shall countersign certificated Warrants and Global Warrants as required pursuant to the provisions of Section 2.02 and this Section 2.04.

                  (ii) No service charge shall be made to a Holder for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith.

                  (iii) Prior to the due presentation for registration of transfer of any Warrant, the Company and the Warrant Agent may deem and treat the Person in whose name a Warrant is registered as the absolute owner of such Warrant, and neither the Company nor the Warrant Agent shall be affected by notice to the contrary.

                  (iv) All Warrants issued upon any transfer or exchange pursuant to the terms of this Agreement shall be the valid obligations of the Company, entitled to the same benefits under this Agreement as the Warrants surrendered upon such transfer or exchange.

                  (h) No Obligation of the Warrant Agent.

                  (i) The Warrant Agent shall have no responsibility or obligation to any beneficial owner of a Global Warrant, a member of, or a participant in the Depository or other Person with respect to the accuracy of the records of the Depository or its nominee or of any participant or member thereof, with respect to any ownership interest in the Warrants or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depository) of any notice or the payment of any amount, under or with respect to such Warrants. All notices and communications to be given to the Holders and all payments to be made to Holders under the Warrants shall be given or made only to or upon the order of the registered Holders (which shall be the Depository or its nominee in the case of a Global Warrant). The rights of beneficial owners in any Global Warrant shall be exercised only through the Depository subject to the applicable rules and procedures of the Depository. The Warrant Agent may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its members, participants and any beneficial owners.

                  (ii) The Warrant Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Agreement or under applicable law with respect to any transfer of any interest in any Warrant (including any transfers between or among the Depository participants, members or beneficial owners in any Global Warrant) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Agreement, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

                  (i) No Registration of Transfer. The Company shall not, and shall cause the Warrant Agent not to, register any transfer of Warrants or Warrant Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration.

                  SECTION 2.05. Certificated Warrants. (a) A Global Warrant deposited with the Depository or with the Warrant Agent as custodian for the Depository pursuant to Section 2.01 shall be transferred to the beneficial owners thereof in the form of certificated Warrants in a number equal to the number of Warrants represented by such Global Warrant, in exchange for such Global Warrant, only if such transfer complies with Section 2.04 and (i) the Depository notifies the Company that it is unwilling or unable to continue as depositary for such Global Warrant or if at any time the Depository ceases to be a "clearing agency" registered under the Exchange Act and, in each such case, a successor depositary is not appointed by the Company within 90 days of such notice or (ii) the Company, in its sole discretion, notifies the Warrant Agent in writing that it elects to cause the issuance of Certificated Warrants under this Agreement.

                  (b) Any Global Warrant that is transferable to the beneficial owners thereof pursuant to this Section shall be surrendered by the Depository to the Warrant Agent, to be so transferred, in whole or from time to time in part, with out charge, and the Warrant Agent shall countersign and deliver, upon such transfer of each portion of such Global Warrant, an equal number of Certificated Warrants. Any Certificated Warrants delivered in exchange for an interest in the Global Warrant shall, except as otherwise provided by Section 2.04(g), bear the restricted securities legend set forth in Section 2.04(e) hereto.

                  (c) Subject to the provisions of Section 2.05(b), the registered Holder of a Global Warrant may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Agreement or the Warrants.

                  (d) In the event of the occurrence of either of the events specified in Section 2.05(a), the Company will promptly make available to the Warrant Agent a reasonable supply of Certificated Warrants in definitive, fully registered form.

                  SECTION 2.06. Replacement Certificates. If a mutilated Warrant Certificate is surrendered to the Warrant Agent or if the Holder of a Warrant Certificate claims that the Warrant Certificate has been lost, destroyed or wrong fully taken, the Company shall issue and the Warrant Agent shall countersign a replacement Warrant Certificate if the reasonable requirements of the Warrant Agent and of Section 8-405 of the Uniform Commercial Code as in effect in the State of New York are met. If required by the Warrant Agent or the Company, such Holder shall furnish an indemnity bond sufficient in the judgment of the Company and the Warrant Agent to protect the Company and the Warrant Agent from any loss which either of them may suffer if a Warrant Certificate is replaced. The Company and the Warrant Agent may charge the Holder for their expenses in replacing a Warrant Certificate. Every replacement Warrant Certificate evidences an additional obligation of the Company.

                  SECTION 2.07. Outstanding Warrants. Warrants outstanding at any time are all Warrants evidenced on all Warrant Certificates authenticated by the Warrant Agent except for those canceled by it and those delivered to it for cancellation. A Warrant does not cease to be outstanding because an Affiliate of the Company holds the Warrant. A Warrant ceases to be outstanding if the Company holds the Warrant.

                  If a Warrant Certificate is replaced pursuant to Section 2.06, the Warrants evidenced thereby cease to be outstanding unless the Warrant Agent and the Company receive proof satisfactory to them that the replaced Warrant Certificate is held by a bona fide purchaser.

                  SECTION 2.08. Cancellation. (a) In the event the Company shall purchase or otherwise acquire Certificated Warrants, the same shall thereupon be delivered to the Warrant Agent for cancellation.

                  (b) The Warrant Agent and no one else shall cancel and destroy all Warrant Certificates surrendered for transfer, exchange, replacement, exercise or cancellation and deliver a certificate of such destruction to the Company unless the Company directs the Warrant Agent to deliver canceled Warrant Certificates to the Company. The Company may not issue new Warrant Certificates to replace Warrant Certificates to the extent they evidence Warrants which have been exercised or Warrants which the Company has purchased or otherwise acquired.

                  SECTION 2.09. CUSIP Numbers. The Company in issuing the Warrants may use "CUSIP" numbers (if then generally in use) and, if so, the Warrant Agent shall use "CUSIP" numbers in notices as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Warrant Certificates or as contained in any notice and that reliance may be placed only on the other identification numbers printed on the Warrant Certificates.

                  SECTION 2.10. Distribution of Contingent Warrants. The Warrant Escrow Agreement provides that the Contingent Warrants will be released from escrow and delivered to the Company for cancellation only if, as of December 31, 2002, (i) the Consolidated Leverage Ratio is equal to or less than 4.5 to 1.0 or
(ii) all of the Notes issued in connection with the Units have been repaid, redeemed or repurchased by the Company. Unless so released to the Company for cancellation, the Contingent Warrants will be released from escrow to the Warrant Agent on the Contingent Warrant Release Date. In that event, the Warrant Agent shall distribute the Contingent Warrants so received pro rata to the registered holders of the Initial Warrants as of the Contingent Warrant Release Date; provided, however, that to the extent an Initial Warrant is exercised prior to the Contingent Warrant Release Date, the last registered holder of such Initial Warrant will be deemed to be the registered holder of such Initial Warrant (as adjusted from time to time pursuant to the provisions of Article IV of this Agreement) as of the Contingent Warrant Release Date for purposes of participating in the distribution of Contingent Warrants. To the extent practicable and acceptable to the Depository, the Warrant Agent shall cause such distribution of Contingent Warrants to be made by crediting to the account of such distributee a beneficial interest in the Global Warrant equal to the number of Contingent Warrants to be distributed to such Person. If the Release Event does not occur, all of the Contingent Warrants shall be returned to the Company for cancellation.


                                   ARTICLE III

                                 Exercise Terms

                  SECTION 3.01. Exercise. Each Warrant, when exercised, shall initially entitle the Holder thereof, subject to adjustment pursuant to the terms of this Agreement, to purchase 0.36469 shares of Common Stock. The exercise price (the "Exercise Price") of each Warrant is $0.001 per share.

                  SECTION 3.02. Exercise Periods. (a) Subject to the terms and conditions set forth herein, the Initial Warrants shall be exercisable at any time and from time to time on or after November 14, 2001. The Contingent Warrants may be exercised at any time after the occurrence of the Release Event. Notwithstanding the foregoing, holders of Warrants will be able to exercise their Warrants only if (i) the Common Shelf Registration Statement relating to the

Warrant Shares is effective or (ii) the exercise of such Warrants is exempt from the registration requirements of the Securities Act, and, in each case, the Warrant Shares are qualified for sale or exempt from qualification under the applicable securities laws of the states or other jurisdictions in which such holders reside. If the Warrant being exercised is a Regulation S Restricted Warrant, upon exercise of any such Warrant, the Warrant Agent must receive a written opinion of counsel to the effect that the Warrant Shares delivered upon such exercise have been registered under the Securities Act or such exercise is exempt therefrom. At the request of a Holder, such opinion will be provided by counsel for the Company at no cost to the Holder.

                  (b) No Warrant shall be exercisable after May 1, 2009 (the "Expiration Date").

                  SECTION 3.03. Expiration. A Warrant shall terminate and become void as of the earlier of (i) the close of business on the Expiration Date or
(ii) the date such Warrant is exercised. The Company shall give notice not less than 30, and not more than 60, days prior to the Expiration Date to the Holders of all then outstanding Warrants to the effect that the Warrants will terminate and become void as of the close of business on the Expiration Date; provided, however, that if the Company fails to give notice as provided in this Section 3.03, the Warrants will nevertheless expire and become void on the Expiration Date.

                  SECTION 3.04. Manner of Exercise. Warrants may be exercised upon (i) surrender to the Warrant Agent at the office of the Warrant Agent of the related Warrant Certificate, together with the form of election attached thereto to purchase Common Stock on the reverse thereof duly filled in and signed by the Holder thereof and (ii) payment to the Warrant Agent, for the account of the Company, of the Exercise Price for each Warrant Share or other security issuable upon the exercise of such Warrants then exercised. Such payment shall be made (i) in cash or by certified or official bank check payable to the order of the Company or by wire transfer of funds to an account designated by the Company for such purpose or (ii) without the payment of cash, by reducing the number of shares of Common Stock obtainable upon the exercise of a Warrant and payment of the Exercise Price in cash so as to yield a number of shares of Common Stock upon the exercise of such Warrant equal to the product of
(a) the number of shares of Common Stock issuable as of the Exercise Date upon the exercise of such Warrant (if payment of the Exercise Price were being made in cash) and (b) the Cashless Exercise Ratio. An exercise of a

Warrant in accordance with the immediately preceding sentence is herein called a "Cashless Exercise". Upon surrender of a Warrant Certificate representing more than one Warrant in connection with the holder's option to elect a Cashless Exercise, the number of shares of Common Stock deliverable upon a Cashless Exercise shall be equal to the number of shares of Common Stock issuable upon the exercise of Warrants that the holder specifies are to be exercised pursuant to a Cashless Exercise multiplied by the Cashless Exercise Ratio. All provisions of this Agreement shall be applicable with respect to a surrender of a Warrant Certificate pursuant to a Cashless Exercise for less than the full number of Warrants represented thereby. Subject to Section 3.02, the rights represented by the Warrants shall be exercisable at the election of the Holders thereof either in full at any time or from time to time in part and in the event that a Warrant Certificate is surrendered for exercise of less than all the Warrants represented by such Warrant Certificate at any time prior to the Expiration Date, a new Warrant Certificate representing the remaining Warrants shall be issued. The Warrant Agent shall countersign and deliver the required new Warrant Certificates, and the Company, at the Warrant Agent's request, shall supply the Warrant Agent with Warrant Certificates duly signed on behalf of the Company for such purpose.

                  SECTION 3.05. Issuance of Warrant Shares. Subject to Section 2.06, upon the surrender of Warrant Certificates and payment of the per share Exercise Price, as set forth in Section 3.04, the Company shall issue and cause the Warrant Agent or, if appointed, a transfer agent for the Common Stock (the "Stock Transfer Agent") to countersign and deliver to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of such Warrants or other securities or property to which it is entitled, registered or otherwise, to the Person or Persons entitled to receive the same (including any depositary institution so designated by a Holder), together with cash as provided in Section 3.06 in respect of any fractional Warrant Shares otherwise issuable upon such exercise. Such certificate or certificates shall be deemed to have been issued and any Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrant Certificates and payment of the per share Exercise Price, as aforesaid; provided, however, that if, at such date, the transfer books for the Warrant Shares shall be closed, the certificates for the Warrant Shares in respect of which such Warrants are then exercised shall be issuable as of the date on which such books shall next be opened and until such date the Company shall be under no duty to deliver any certificates for such Warrant Shares; provided further, however, that such transfer books, unless otherwise required by law, shall not be closed at any one time for a period longer than 20 calendar days.

                  SECTION 3.06. Fractional Warrant Shares. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be exercised in full at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of Warrant Shares which may be purchasable pursuant thereto. If any fraction of a Warrant Share would, except for the provisions of this Section 3.06, be issuable upon the exercise of any Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to the Current Market Value per Warrant Share, as determined on the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction, computed to the nearest whole cent.

                  SECTION 3.07. Reservation of Warrant Shares. The Company shall at all times keep reserved out of its authorized shares of Common Stock a number of shares of Common Stock sufficient to provide for the exercise of all outstanding Warrants. The registrar for the Common Stock (the "Registrar") shall at all times until the Expiration Date reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Stock Transfer Agent. The Company will supply such Stock Transfer Agent with duly executed stock certificates for such purpose and will itself provide or otherwise make available any cash which may be payable as provided in Section 3.06. The Company will furnish to such Stock Transfer Agent a copy of all notices of adjustments (and certificates related thereto) transmitted to each Holder.

                  Before taking any action which would cause an adjustment pursuant to Article IV to reduce the Exercise Price below the then par value (if any) of the Common Stock, the Company shall take any and all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at the Exercise Price as so adjusted.

                  The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants shall, upon issue, be fully paid, nonassessable, free of preemptive rights, free from all taxes and free from all liens, charges and security interests with respect to the issue thereof.

                  SECTION 3.08. Compliance with Law. (a) Notwithstanding anything in this Agreement to the contrary, in no event shall a Holder be entitled to exercise a Warrant unless (i) a registration statement filed under the Securities Act in respect of the issuance of the Warrant Shares is then effective or (ii) in the opinion of counsel to the Company addressed to the Warrant Agent the exercise of such Warrants is exempt from the registration requirements of the Securities Act and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states or other jurisdictions in which such Holders reside.

                  (b) If any shares of Common Stock required to be reserved for purposes of the exercise of Warrants require, under any other Federal or state law or applicable governing rule or regulation of any national securities exchange, registration with or approval of any governmental authority, or listing on any such national securities exchange before such shares may be issued upon exercise, the Company will use its reasonable best efforts to cause such shares to be duly registered or approved by such governmental authority or listed on the relevant national securities exchange, as the case may be.


                                   ARTICLE IV

                             Antidilution Provisions

                  SECTION 4.01. Changes in Common Stock. In the event that at any time and from time to time the Company shall (i) pay a dividend or make a distribution on the Common Stock in shares of Common Stock or other shares of Capital Stock, (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) increase or decrease the number of shares of Common Stock outstanding by reclassification of its Common Stock, then the number of shares of Common Stock issuable upon exercise of each Warrant immediately after the happening of such event shall be adjusted so that, after giving effect to such adjustment, the Holder of each Warrant shall be entitled to receive the number of shares of Common Stock upon exercise of such Warrant that such Holder would have owned or would have been entitled to receive had such Warrants been exercised immediately prior to the happening of the events described above (or, in the case of a dividend or distribution of Common Stock, immediately prior to the record date there for). An adjustment made pursuant to this Section 4.01 shall become effective immediately after the distribution date, retroactive to the record date therefor in the case of a dividend or distribution in shares of Common Stock or other shares of Capital Stock, and shall become effective immediately after the effective date in the case of a sub division, combination or reclassification.

                  SECTION 4.02. Cash Dividends and Other Distributions. In the event that at any time and from time to time the Company shall distribute to all holders of Common Stock (i) any dividend or other distribution (including any dividend or distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of cash, evidences of its indebtedness, shares of its Capital Stock or any other properties or securities or (ii) any options, warrants or other rights to subscribe for or purchase any of the foregoing (other than, in the case of clause (i) and (ii) above, (A) any dividend or distribution described in Section 4.01, (B) any rights, options, warrants or securities described in Section 4.03 or Section 4.04 and (C) any cash dividends or other cash distributions from current or retained earnings other than Extraordinary Cash Dividends), then the number of shares of Common Stock issuable upon the exercise of each Warrant immediately prior to such record date for any such dividend or distribution shall be increased to a number determined by multiplying the number of shares of Common Stock issuable upon the exercise of such Warrant immediately prior to such record date for any such dividend or distribution by a fraction, the numerator of which shall be the Current Market Value per share of Common Stock on the record date for such dividend or distribution, and the denominator of which shall be such Current Market Value per share of Common Stock less the sum of (x) the amount of cash, if any, distributed per share of Common Stock and (y) the then fair value (as determined in good faith by the Board, whose determination shall be evidenced by a board resolution filed with the Warrant Agent, a copy of which will be sent to Holders upon request) of the portion, if any, of the distribution applicable to one share of Common Stock consisting of evidences of indebtedness, shares of stock, securities, other property, warrants, options or subscription or purchase rights; and subject to Section 4.08, the Exercise Price shall be adjusted to a number determined by dividing the Exercise Price immediately prior to such record date by the above fraction. Such adjustments shall be made, and shall only become effective, whenever any dividend or distribution is made; provided, however, that the Company is not required to make an adjustment pursuant to this
Section 4.02 if at the time of such distribution the Company makes the same distribution to Holders of Warrants as it makes to holders of Common Stock pro rata based on the number of shares of Common Stock for which such Warrants are exercisable (whether or not currently exercisable). No adjustment shall be made pursuant to this Section 4.02 which shall have the effect of decreasing the number of shares of Common Stock issuable upon exercise of each Warrant or increasing the Exercise Price.

                  SECTION 4.03. Common Stock Issue. In the event that at any time or from time to time the Company shall issue shares of Common Stock for a consideration per share that is less than the Current Market Value per share of Common Stock as of the issuance date of such shares, the number of shares of Common Stock issuable upon the exercise of each Warrant immediately after such issuance date shall be determined by multiplying the number of shares of Common Stock issuable upon exercise of each Warrant immediately prior to such issuance date by a fraction, the numerator of which shall be the number of shares of Common Stock out standing immediately preceding the issuance of such shares plus the number of additional shares of Common Stock to be issued in such transaction, and the denominator of which shall be the number of shares of Common Stock outstanding immediately preceding the date for the issuance of such shares plus the total number of shares of Common Stock which the aggregate consideration expected to be received by the Company upon the issuance of such shares (as determined in good faith by the Board, whose determination shall be evidenced by a board resolution filed with the Warrant Agent, a copy of which will be sent to Holders upon request) would purchase at the Current Market Value per share of Common Stock as of the date of such issuance; and, subject to
Section 4.08, in the event of any such adjustment, the Exercise Price shall be adjusted to a number determined by dividing the Exercise Price immediately prior to such date of issuance by the aforementioned fraction; provided, however, that no adjustment to the number of Warrant Shares issuable upon the exercise of the Warrants or to the Exercise Price shall be made as a result of (i) the issuance of shares of Common Stock in bona fide public offerings that are underwritten or in which a placement agent is retained by the Company, (ii) the issuance of shares of Common Stock (including the exercise of options) to officers, directors or employees of the Company, (iii) the issuance of shares of Common Stock in connection with acquisitions of products and businesses other than to Affiliates of the Company and

(iv) the issuance of shares of Common Stock upon the conversion, exchange or exercise of convertible, exchangeable or exercisable securities of the Company outstanding on the Issue Date. Such adjustment shall be made, and shall only become effective, whenever such shares are issued. No adjustment shall be made pursuant to this Section 4.03 which shall have the effect of decreasing the number of shares of Common Stock issuable upon exercise of each Warrant or increasing the Exercise Price.

                  SECTION 4.04. Issuance of Rights or Options. In the event that at any time or from time to time the Company shall issue to all holders of Common Stock (i) rights, options or warrants to acquire (provided, however, that no adjustment shall be made under Section 4.03 or this Section 4.04 upon the exercise of such rights, options or warrants), or (ii) securities convertible, exchangeable or exercisable into (provided, however, that no adjustment shall be made under Section 4.03 or this Section 4.04 upon the conversion or exchange of such securities (other than issuances specified in clauses (i) or (ii) which are made as the result of anti-dilution adjustments in such securities)), Common Stock entitling the holders thereof to subscribe for or purchase shares of Common Stock at a price per share that is less than the Current Market Value per share of Common Stock in effect immediately prior to such issuance other than in connection with the adoption of a shareholder rights plan by the Company, the number of shares of Common Stock issuable upon the exercise of each Warrant immediately after such issuance shall be determined by multiplying the number of shares of Common Stock issuable upon exercise of each Warrant immediately prior to such issuance by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or securities plus the number of additional shares of Common Stock offered for subscription or purchase or into which such securities are convertible or exchangeable, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or securities plus the total number of shares of Common Stock which the aggregate consideration expected to be received by the Company upon the exercise, conversion or exchange of such rights, options, warrants or securities (as determined in good faith by the Board, whose determination shall be evidenced by a board resolution filed with the Warrant Agent, a copy of which will be sent to Holders upon request) would purchase at the Current Market Value per share of Common Stock as of the record date; and, subject to Section 4.08, in the event of any such adjustment, the Exercise Price shall be adjusted to a number determined by dividing the Exercise Price immediately prior to such date of issuance by the aforementioned fraction. Such adjustment shall be made, and shall only become effective, whenever such rights, options, warrants or securities are issued. No adjustment shall be made pursuant to this Section 4.04 which shall have the effect of decreasing the number of shares of Common Stock issuable upon exercise of each Warrant or increasing the Exercise Price.

                  SECTION 4.05. Combination; Liquidation. (a) Except as provided in Section 4.05(b), in the event of a Combination, each Holder shall have the right to receive upon exercise of the Warrants the kind and amount of shares of Capital Stock or other securities or property which such Holder would have been entitled to receive upon completion of or as a result of such Combination had such Warrant been exercised immediately prior to such event or to the relevant record date for any such entitlement. Unless paragraph (b) is applicable to a Combination, the Company shall provide that the surviving or acquiring Person (the "Successor Company") in such Combination will enter into an agreement with the Warrant Agent confirming the Holders' rights pursuant to this Section 4.05(a) and providing for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article IV. The provisions of this Section 4.05(a) shall similarly apply to successive Combinations involving any Successor Company.

                  (b) In the event of (i) a Combination where consideration to the holders of Common Stock in exchange for their shares is payable solely in cash or (ii) the dissolution, liquidation or winding-up of the Company, the Holders of the Warrants shall be entitled to receive, upon surrender of their Warrant Certificates, such cash distributions on an equal basis with the holders of Common Stock or other securities issuable upon exercise of the Warrants, as if the Warrants had been exercised immediately prior to such event, less the Exercise Price.

                  In the event of any Combination described in this Section 4.05(b), the surviving or acquiring Person and, in the event of any dissolution, liquidation or winding-up of the Company, the Company, shall deposit promptly with the Warrant Agent the funds, if any, necessary to pay the Holders of the Warrants the amounts to which they are entitled as described above. After such funds and the surrendered Warrant Certificates are received, the Warrant Agent shall make payment to the Holders by delivering a check in such amount as is appropriate (or, in the case of consideration other than cash, such other consideration as is appropriate) to such Person or Persons as it may be directed in writing by the Holders surrendering such Warrants.

                  (c) The provisions of this Section 4.05 shall apply to the Contingent Warrants notwithstanding that the Contingent Warrants may still be held in escrow pursuant to the Contingent Warrant Escrow Agreement. In that event, any distribution that would otherwise be made to Holders of the Contingent Warrants will be held for distribution if and when the Contingent Warrants are released from escrow for distribution to Holders of Initial Warrants.

                  SECTION 4.06. Other Events. If any event occurs as to which the foregoing provisions of this Article IV are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board, fairly and adequately protect the purchase rights of the Warrants in accordance with the essential intent and principles of such provisions, then such Board shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of such Board, to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the Exercise Price or decreasing the number of shares of Common Stock issuable upon exercise of the Warrants.

                  SECTION 4.07. Superseding Adjustment. Upon the expiration of any rights, options, warrants or conversion or exchange privileges which resulted in adjustments pursuant to this Article IV, if any thereof shall not have been exercised, the number of Warrant Shares issuable upon the exercise of each Warrant shall be readjusted pursuant to the applicable section of Article IV as if (i) the only shares of Common Stock issuable upon exercise of such rights, options, warrants, conversion or exchange privileges were the shares of Common Stock, if any, actually issued upon the exercise of such rights, options, warrants or conversion or exchange privileges and (ii) shares of Common Stock actually issued, if any, were issuable for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange privileges whether or not exercised and the Exercise Price shall be readjusted inversely; provided, however, that no such readjustment (except by reason of an intervening adjustment under Section 4.01) shall have the effect of decreasing the number of Warrant Shares issuable upon the exercise of each

Warrant or increasing the Exercise Price by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion or exchange privileges.

                  SECTION 4.08. Minimum Adjustment. The adjustments required by the preceding sections of this Article IV shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjust-ment of the Exercise Price or the number of shares of Common Stock issuable upon exercise of the Warrants that would otherwise be required shall be made unless and until such adjustment either by itself or with other adjustments not previously made increases or decreases by at least 1% the Exercise Price or the number of shares of Common Stock issuable upon exercise of the Warrants immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment, together with other adjustments required by this
Article IV and not previously made, would result in a minimum adjustment. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence. In computing adjustments under this Article IV, fractional interests in Common Stock shall be taken into account to the nearest one-hundredth of a share.

                  SECTION 4.09. Notice of Adjustment. Whenever the Exercise Price or the number of shares of Common Stock and other property, if any, issuable upon exercise of the Warrants is adjusted, as herein provided, the Company shall deliver to the Warrant Agent a certificate of a firm of independent accountants selected by the Board (who may be the regular accountants employed by the Company) setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which (i) the Board determined the then fair value of any evidences of indebtedness, other securities or property or warrants, options or other subscription or purchase rights and (ii) the Current Market Value of the Common Stock was determined, if either of such determinations were required), and specifying the Exercise Price and the number of shares of Common Stock issuable upon exercise of the Warrants after giving effect to such adjustment. The Company shall promptly cause the Warrant Agent to mail a copy of such certificate to each Holder in accordance with Section 8.05. The Warrant Agent shall be entitled to rely on such certificate and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same from time to time, to any Holder desiring an inspection thereof during reasonable business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist which may require any adjustment of the Exercise Price or the number of shares of Common Stock or other stock or property issuable on exercise of the Warrants, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment or the validity or value of any shares of Common Stock, evidences of indebtedness, warrants, options, or other securities or property.

                  SECTION 4.10. Notice of Certain Transactions. In the event that the Company shall propose to (a) pay any dividend payable in securities of any class to the holders of its Common Stock or to make any other non-cash dividend or distribution to the holders of its Common Stock, (b) offer the holders of its Common Stock rights to subscribe for or to purchase any securities convertible into shares of Common Stock or shares of stock of any class or any other securities, rights or options, (c) issue any (i) shares of Common Stock, (ii) rights, options or warrants entitling the holders thereof to subscribe for shares of Common Stock or (iii) securities convertible into or exchangeable or exercisable for Common Stock (in the case of (i), (ii) and (iii), if such issuance or adjustment would result in an adjustment hereunder),
(d) effect any capital reorganization, reclassification, consolidation or merger, (e) effect the voluntary or involuntary dissolution, liquidation or winding-up of the Company or (f) make a tender offer or exchange offer with respect to the Common Stock, the Company shall within five days after any such action or offer send to the Warrant Agent a notice and the Warrant Agent shall within five days after receipt thereof send the Holders a notice (in such form as shall be furnished to the Warrant Agent by the Company) of such proposed action or offer. Such notice shall be mailed by the Warrant Agent to the Holders at their addresses as they appear in the Certificate Register, which shall specify the record date for the purposes of such dividend, distribution or rights, or the date such issuance or event is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall briefly indicate the effect, if any, of such action on the Common Stock and on the number and kind of any other shares of stock and on other property, if any, and the number of shares of Common Stock and other property, if any, issuable upon exercise of each Warrant and the Exercise Price after giving effect to any adjustment pursuant to Article IV which will be required as a result of such action. Such notice shall be given as promptly as possible and (x) in the case of any action covered by clause (a) or (b) above, at least 10 days prior to the record date for determining holders of the Common Stock for purposes of such action or (y) in the case of any other such action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier.

                  SECTION 4.11. Adjustment to Warrant Certificate. The form of Warrant Certificate need not be changed because of any adjustment made pursuant to this Article IV, and Warrant Certificates issued after such adjustment may state the same Exercise Price and the same number of shares of Common Stock issuable upon exercise of the Warrants as are stated in the Warrant Certificates initially issued pursuant to this Agreement. The Company, however, may at any time in its sole discretion make any change in the form of Warrant Certificate that it may deem appropriate to give effect to such adjustments and that does not affect the substance of the Warrant Certificate, and any Warrant Certificate thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.


                                    ARTICLE V

                      Registration Rights; Indemnification

                  SECTION 5.01. Effectiveness of Registration Statement. Subject to Section 5.02, the Company shall cause to be filed pursuant to Rule 415 (or any successor provision) of the Securities Act not later than 45 days after the Issue Date, a shelf registration statement relating to the offer and sale of the Warrants by the Holders from time to time in accordance with the methods of distribution elected by such holders and set forth in such registration statement (the "Warrant Shelf Registration Statement"), and shall use its best efforts to cause the Warrant Shelf Registration Statement to be declared effective under the Securities Act on or before 180 days after the Issue Date and a shelf registration statement covering the issuance of Warrant Shares to the Holders upon exercise of the Warrants by the Holders thereof (the "Common Shelf Registration Statement", and together with the Warrant Shelf Registration Statement, the "Registration Statements") and shall use its best efforts to cause the Common Shelf Registration Statement to be declared effective on or before 365 days after the Issue Date. The Company shall use its best efforts to cause (a) the Warrant Shelf Registration Statement to remain effective until the earliest of (i) such time as all Warrants have been sold thereunder, (ii) two years after its effective date and (iii) until all Warrants can be sold without restriction under the Securities Act and (b) the Common Shelf Registration Statement to remain effective until the earlier of (i) such time as all Warrants have been exercised or canceled and (ii) the Expiration Date. In connection with any Registration Statement, (i) the Company shall furnish to the Warrant Agent, prior to the filing with the Commission, a copy of any Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the prospectus included therein and shall use its reasonable best efforts to reflect in each such document, when filed with the Commission, such comments as the Warrant Agent may reasonably propose, (ii) the Company shall furnish to each Holder, without charge, at least one copy of any Registration Statement and any post- effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those incorporated by reference), (iii) the Company shall, for so long as any Registration Statement is effective, deliver to each Holder, without charge, as many copies of the prospectus (including each preliminary prospectus) included in such Registration Statement and any amendment or supplement thereto as such Holder may reasonably request, and the Company consents to the proper use of the prospectus therein and any amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Warrants or the Warrant Shares, as the case may be, covered by such prospectus and any amendment or supplement thereto, (iv) the Company may require each Holder of Warrants to be sold pursuant to the Warrant Shelf Registration Statement or to be exercised in connection with the Common Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Warrants or Warrant Shares as the Company may from time to time reasonably request for inclusion in such Registration Statement, (v) the Company shall, if requested, promptly incorporate in a prospectus supplement or post-effective amendment to such Registration Statement such information as a majority in interest of the Holders reasonably agree should be included therein and shall make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment, (vi) the Company shall enter into such agreements (including underwriting agreements) as are appropriate, customary and reasonably necessary in connection with any such Registration Statement and (vii) the Company shall (A) make available all material customary for reasonable due diligence examinations in connection with such Registration

Statements, (B) make such representations and warranties to the Holders of Warrants and the underwriters, if any, as are customary and reasonable in connection with such Registration Statements, (C) obtain such opinions of counsel to the Company addressed to and reasonably satisfactory to the Holders of 10% of the then outstanding Warrants as are customary and reasonable in connection with such Registration Statements and (D) obtain such "comfort" letters and updates thereof from the independent certified public accountants of the Company addressed to the Holders as are customary and reasonable in connection with such Registration Statements. The Company will furnish the Warrant Agent with current prospectuses meeting the requirements of the Securities Act in sufficient quantity to permit the Warrant Agent to deliver, at the Company's expense, a prospectus to each holder of a Warrant upon the exercise thereof. The Company shall promptly inform the Warrant Agent of any change in the status of the effectiveness or availability of any Registration Statement.

                  SECTION 5.02. Suspension. During any consecutive 365-day period, the Company shall be entitled to suspend the availability of each of the Warrant Shelf Registration Statement and the Common Shelf Registration Statement for up to 60 days (except for the 60 day period immediately prior to the Expiration Date) if (i) the Company determines, in its reasonable judgment, upon advice of counsel, that the continued effectiveness and usability of the Warrant Shelf Registration Statement and the Common Shelf Registration Statement would
(x) require the disclosure of material information, which the Company or any of its subsidiaries has a bona fide business reason for preserving as confidential or (y) interfere with any financing, acquisition, corporate reorganization or other material transaction involving the Company or any of its subsidiaries; provided, however, that the number of days of any actual Suspension Period (as hereinafter defined) shall be added on to, and therefore extend, the two-year period specified in Section 5.02(a)(ii). Any such period during which the Company is excused from keeping the Warrant Shelf Registration Statement or the Common Shelf Registration Statement effective and usable for offers and sales of securities is referred to herein as a "Suspension Period." A Suspension Period shall commence on and include the date that the Company gives notice that either the Warrant Shelf Registration Statement or the Common Shelf Registration Statement is no longer effective or the prospectus included therein is no longer usable for offers and sales of Warrants or Warrant Shares, as applicable, and shall end on the earlier to occur of (1) the date on which each seller of Warrants or Warrant Shares covered by the Warrant Shelf

Registration Statement and the Common Shelf Registration Statement, as the case may be, is advised in writing by the Company that the use of the prospectus may be resumed and (2) the expiration of 60 days in any consecutive 365-day period during which one or more Suspension Periods has been in effect.

                  SECTION 5.03. Blue Sky. The Company shall use its best efforts to register or qualify the Warrants and the Warrant Shares under all applicable securities laws, blue sky laws or similar laws of all jurisdictions in the United States and Canada in which any holder of Warrants may or may be deemed to purchase Warrants or Warrant Shares upon the exercise of Warrants and shall use its reasonable best efforts to maintain such registration or qualification for so long as it is required to cause the Warrant Shelf Registration Statement (in the case of the Warrants) and the Common Shelf Registration Statement (in the case of the Warrant Shares) to remain effective under the Securities Act pursuant to Section 5.01; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5.03 or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

                  SECTION 5.04. Accuracy of Disclosure. The Company represents and warrants to each Holder and agrees for the benefit of each Holder that (i) each of the Warrant Shelf Registration Statement and the Common Shelf Registration Statement and any amendment thereto will not contain any untrue statement of a material fact or omit to state a material fact or necessary to make the statements contained therein not misleading and (ii) each of the prospectus furnished to such Holder for delivery in connection with the sale of Warrants and the prospectus delivered to such Holder upon the exercise of Warrants and the documents incorporated by reference therein will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company shall have no liability under clauses (i) or (ii) of this Section 5.04 with respect to any such untrue statement or omission made in any Registration Statement or prospectus in reliance upon and in conformity with information furnished to the Company by or on behalf of the Holders expressly for inclusion therein.

                  SECTION 5.05. Indemnification. (a) In connection with any Registration Statement, the Company agrees to indemnify and hold harmless each Holder of the Securities, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (each Holder and such controlling persons being referred to collectively as the "Indemnified Parties") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Registration Statement, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made (A) in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Registration Statement in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder or any underwriter, selling broker or dealer-manager participating in the distribution of Warrants or Warrant Shares under the Registration Statement expressly for inclusion therein or (B) resulting from the use of the prospectus relating to such Securities during a period when the effectiveness of the Registration Statement containing such prospectus has been suspended or is otherwise unavailable to be used for sales thereunder pursuant to Section 5.02 hereof, provided that Holders receive at least 5 days prior written of such suspension or unavailability, and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to a Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a prospectus relating to such Securities was required to be delivered by such Holder under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the final prospectus if the Company had previously furnished copies thereof to such Holder; provided further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party. The Company shall also indemnify underwriters, selling brokers, dealer-managers and similar securities industry professionals participating in the distribution (in each case as described in the Registration Statement), their officers and directors and each person who controls such persons within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Securities if requested by such Holders.

                  (b) In connection with any Registration Statement, each Holder of the Securities, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (and the directors, officers, agents and employees of the Company and any such controlling person) from and against any losses, claims, damages or liabilities or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which the Company or any such controlling person (or the directors, officers, agents and employees of the Company and any such controlling person) may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Registration Statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person (or the directors, officers, agents and employees of the Company and any such controlling person) in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company or any of its controlling persons.

                  (c) Promptly after receipt by an indemnified party under this
Section 5.05 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 5.05, notify the indemnifying party of the commencement thereof; but the failure to so notify the indemnifying party will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above (except to the extent that it is prejudiced or harmed in any material respect by failure to give such prompt notice). In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, act as both counsel to the indemnified and indemnifying parties in such action if, in the reasonable opinion of both counsel to the indemnified party and the indemnifying party, a conflict exists which makes such joint representation not advisable), and after notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof the indemnifying party will not be liable to such indemnified party under this
Section 5.05 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the indemnified party, not to be unreasonably withheld, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action. No indemnifying party shall be liable for any amounts paid in settlement of any action or claim without its written consent, which consent shall not be unreasonably withheld.

                  (d) If the indemnification provided for in this Section 5.05 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the Registration Statement, or
(ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be deter mined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified person, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 5.05(d), the Holders of the Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Warrants pursuant to the Warrant Shelf Registration Statement or the Warrant Shares pursuant to the Common Shelf Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

                  (e) The agreements contained in this Section 5.05 shall survive the sale of the Securities pursuant to the Registration Statements and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

                  SECTION 5.06. Additional Acts. If the sale of Warrants or the issuance or sale of any Common Stock or other securities issuable upon the exercise of the Warrants requires registration or approval of any governmental authority (other than the registration requirements under the Securities Act), or the taking of any other action under the laws of the United States or any political subdivision thereof before such securities may be validly offered or sold in compliance with such laws, then the Company covenants that it will, in good faith and as expeditiously as reasonably possible, use its reasonable best efforts to secure and maintain such registration or approval or to take such other action, as the case may be. The Company shall promptly notify the Warrant Agent in writing when (i) the Company has obtained all such governmental approvals and authorizations and (ii) such approvals and authorizations thereafter cease to be in effect.

                  SECTION 5.07. Expenses. All expenses incident to the Company's performance of or compliance with its obligations under this Article V will be borne by the Company, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all reasonable fees and expenses incurred in connection with the compliance with state securities or blue sky laws, (iii) all expenses of any Persons incurred by or on behalf of the Company in preparing or assisting in preparing, printing and distributing the Warrant Shelf Registration Statement, the Common Shelf Registration Statement or any other registration statement, prospectus, any amendments or supplements thereto and other documents relating to the performance of and compliance with this Article V,
(iv) the fees and disbursements of the Warrant Agent as agreed, (v) the fees and disbursements of counsel for the Company and the Warrant Agent as agreed and
(vi) the fees and disbursements of the independent public accountants of the Company, including the expenses of any special audits or comfort letters required by or incident to such performance and compliance.


                                   ARTICLE VI

                                  Warrant Agent

                  SECTION 6.01. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the provisions of this Agreement and the Warrant Agent hereby accepts such appointment.

                  SECTION 6.02. Rights and Duties of Warrant Agent. (a) Agent for the Company. In acting under this Warrant Agreement and in connection with the Warrant Certificates, the Warrant Agent is acting solely as agent of the Company and does not assume any obligation or relationship or agency or trust for or with any of the holders of Warrant Certificates or beneficial owners of Warrants.

                  (b) Counsel. The Warrant Agent may consult with counsel satisfactory to it (who may be counsel to the Company), and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice of such counsel.

                  (c) Documents. The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any Warrant Certificate, notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

                  (d) No Implied Obligations. The Warrant Agent shall be obligated to perform only such duties as are specifically set forth herein and in the Warrant Certificates, and no implied duties or obligations of the Warrant Agent shall be read into this Agreement or the Warrant Certificates against the Warrant Agent. The Warrant Agent shall not be under any obligation to take any action hereunder which may tend to involve it in any expense or liability for which it does not receive indemnity if such indemnity is reasonably requested. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any of the Warrant Certificates countersigned by the Warrant Agent and delivered by it to the Holders or on behalf of the Holders pursuant to this Agreement or for the application by the Company of the proceeds of the Warrants. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained herein or in the Warrant Certificates or in the case of the receipt of any written demand from a Holder with respect to such default, including any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise.

                  (e) Not Responsible for Adjustments or Validity of Stock. The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist that may require an adjustment of the number of shares of Common Stock issuable upon exercise of each Warrant or the Exercise Price, or with respect to the nature or extent of any adjustment when made, or with respect to the method employed, or herein or in any supple mental agreement provided to be employed, in making the same. The Warrant Agent shall not be accountable with respect to the validity or value of any shares of Common Stock or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or upon any adjustment pursuant to
Article IV, and it makes no representation with respect thereto. The Warrant Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates upon the surrender of any Warrant Certificate for the purpose of exercise or upon any adjustment pursuant to Article IV, or to comply with any of the covenants of the Company contained in Article IV.

                  SECTION 6.03. Individual Rights of Warrant Agent. The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or its affiliates or become pecuniarily interested in transactions in which the Company or its affiliates may be interested, or contract with or lend money to the Company or its affiliates or otherwise act as fully and freely as though it were not the Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

                  SECTION 6.04. Warrant Agent's Disclaimer. The Warrant Agent shall not be responsible for and makes no representation as to the validity or adequacy of this Agreement or the Warrant Certificates and it shall not be responsible for any statement in this Agreement or the Warrant Certificates other than its countersignature thereon.

                  SECTION 6.05. Compensation and Indemnity. The Company agrees to pay the Warrant Agent from time to time reasonable compensation for its services as agreed and to reimburse the Warrant Agent upon request for all reasonable out-of-pocket expenses incurred by it, including the reasonable compensation and expenses of the Warrant Agent's agents and counsel as agreed. The Company shall indemnify the Warrant Agent, its officers, directors, agents and counsel against any loss, liability or expense (including reasonable agents' and attorneys' fees and expenses) incurred by it without negligence, willful misconduct or bad faith on its part arising out of or in connection with the acceptance or performance of its duties under this Agreement. The Warrant Agent shall notify the Company promptly of any claim for which it may seek indemnity. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Warrant Agent through wilful misconduct, negligence or bad faith. The Company's payment obligations pursuant to this Section 6.05 shall survive the termination of this Agreement.

                  To secure the Company's payment obligations under this Agreement, the Warrant Agent shall have a lien prior to the Holders on all money or property held or collected by the Warrant Agent.

                  SECTION 6.06. Successor Warrant Agent. (a) The Company To Provide and Maintain Warrant Agent. The Company agrees for the benefit of the Holders that there shall at all times be a Warrant Agent hereunder until all the Warrants have been exercised or cancelled or are no longer exercisable. Any Warrant Agent to qualify as the Warrant Agent hereunder must be able to qualify as the trustee under the indenture relating to the Notes.

                  (b) Resignation and Removal. The Warrant Agent may at any time resign by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective; provided, however, that such date shall not be less than 60 days after the date on which such notice is given unless the Company otherwise agrees. The Warrant Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Company and specifying such removal and the date when it shall become effective, which date shall not be less than 60 days after such notice is given unless the Warrant Agent otherwise agrees. Any removal under this Section 6.06 shall take effect upon the appointment by the Company as hereinafter provided of a successor Warrant Agent (which shall be a bank or trust company authorized under the laws of the jurisdiction of its organization to exercise corporate trust powers) and the acceptance of such appointment by such successor Warrant Agent.

                  (c) The Company To Appoint Successor. In the event that at any time the Warrant Agent shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or shall commence a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or under any other applicable U.S. Federal or state bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Warrant Agent or its property or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Warrant Agent in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or similar law, or a decree or order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator (or similar official) of the Warrant Agent or of its property or affairs, or any public officer shall take charge or control of the Warrant Agent or of its property or affairs for the purpose of rehabilitation, conservation, winding up or liquidation, a successor Warrant Agent, qualified as aforesaid, shall be appointed by the Company by an instrument in writing, filed with the successor Warrant Agent. Upon the appointment as aforesaid of a successor Warrant Agent and acceptance by the successor Warrant Agent of such appointment, the Warrant Agent shall cease to be Warrant Agent hereunder; provided, however, that in the event of the resignation of the Warrant Agent under this subsection (c), such resignation shall be effective on the earlier of (i) the date specified in the Warrant Agent's notice of resignation and (ii) the appointment and acceptance of a successor Warrant Agent hereunder.

                  (d) Successor To Expressly Assume Duties. Any successor Warrant Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Company an instrument accepting such appointment hereunder, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the rights and obligations of such predecessor with like effect as if originally named as Warrant Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Warrant Agent shall be entitled to receive, all monies, securities and other property on deposit with or held by such predecessor, as Warrant Agent hereunder.

                  (e) Successor by Merger. Any corporation into which the Warrant Agent hereunder may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation to which the Warrant Agent shall sell or otherwise transfer all or substantially all of its assets and business; provided, however, that it shall be qualified as aforesaid, shall be the successor Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.


                                   ARTICLE VII

                                  Miscellaneous

                  SECTION 7.01. SEC Reports. The Company shall file with the Warrant Agent for the benefit of the Holders of Warrants, within 15 days after it files them with the SEC, copies of its annual and quarterly reports and other information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. Notwithstanding that the Company may not be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall file with the SEC (to the extent the SEC will accept such filings) and provide the Warrant Agent and Holders with such annual reports and such information, documents and other reports as are specified in Sections 13 and 15(d) of the Exchange Act and applicable to a U.S. corporation subject to such Sections, such information, documents and other reports to be so filed and provided at the times specified for the filing of such information, documents and reports under such Sections.

                  SECTION 7.02. Persons Benefitting. Nothing in this Agreement is intended or shall be construed to confer upon any Person other than the Company, the Warrant Agent and the Holders any right, remedy or claim under or by reason of this Agreement or any part hereof.

                  SECTION 7.03. Rights of Holders. Holders of unexercised Warrants are not entitled to (i) receive dividends or other distributions, (ii) receive notice of or vote at any meeting of the stockholders, (iii) consent to any action of the stockholders, (iv) receive notice of any other proceedings of the Company, (v) exercise any preemptive right or (vi) exercise any other rights whatsoever as stockholders of the Company.

                  SECTION 7.04. Amendment. This Agreement may be amended by the parties hereto without the consent of any Holder for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein or adding or changing any other provisions with respect to matters or questions arising under this Agreement as the Company and the Warrant Agent may deem necessary or desirable (including without limitation any addition or modification to provide for compliance with the transfer restrictions set forth herein); provided, however, that such action shall not adversely affect the rights of any of the Holders. Any amendment or supplement to this Agreement that has an adverse effect on the interests of the Holders shall require the written consent of the Holders of a majority of the then outstanding Warrants. The consent of each Holder affected shall be required for any amendment pursuant to which the Exercise Price would be increased or the number of Warrant Shares issuable upon exercise of Warrants would be decreased (other than pursuant to adjustments provided for herein). In determining whether the Holders of the required number of Warrants have concurred in any direction, waiver or consent, Warrants owned by the Company or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Warrant Agent shall be protected in relying on any such direction, waiver or consent, only Warrants which the Warrant Agent knows are so owned shall be so disregarded. Also, subject to the foregoing, only Warrants outstanding at the time shall be considered in any such determination.

                  SECTION 7.05. Notices. Any notice or communication shall be in writing and delivered in Person or mailed by first-class mail addressed as follows:

                  if to the Company:

                           TravelCenters of America, Inc.
                           24601 Center Ridge Road
                           Suite 200
                           Westlake, OH 44145
                           Telephone:  (440) 808-9100
                           Facsimile:  (440) 808-3113

                           Attention:   General Counsel

                  with a copy to:

                           Simpson Thacher & Bartlett
                           425 Lexington Avenue
                           New York, NY 10017
                           Telephone: (212) 455-2000
                           Facsimile: (212) 455-2502

                           Attention:  Rise B. Norman, Esq.

                  if to the Warrant Agent:

                           State Street Bank and Trust Company
                           225 Asylum Street
                           Hartford, CT 06103
                           Telephone: (860) 244-1815
                           Facsimile: (860) 244-1889

                           Attention:  Corporate Trust Department -
                                       TravelCenters

                           Shipman & Goodwin, LLP
                           One American Row
                           Hartford, CT 06103
                           Telephone:  (860) 251-5814
                           Facsimile:  (860) 251-5900

                           Attention:  Jeffrey Hussey

                  The Company or the Warrant Agent by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication mailed to a Holder shall be mailed to the Holder at the Holder's address as it appears on the Certificate Register and shall be sufficiently given if so mailed within the time prescribed.

                  Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

                  SECTION 7.06. Governing Law. The laws of the State of New York shall govern this Agreement and the Warrant Certificates.

                  SECTION 7.07. Successors. All agreements of the Company in this Agreement and the Warrant Certificates shall bind its successors. All agreements of the Warrant Agent in this Agreement shall bind its successors.

                  SECTION 7.08. Multiple Originals. The parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Agreement.

                  SECTION 7.09. Table of Contents. The table of contents and headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

                  SECTION 7.10. Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

                  IN WITNESS WHEREOF, the parties have caused this Warrant Agreement to be duly executed as of the date first written above.


                                        TRAVELCENTERS OF AMERICA,
                                        INC.,

                                          by  /s/ James W. George
                                              -------------------------------
                                              Name:  James W. George
                                              Title: Senior Vice President and
                                                     Chief Financial Officer


                                        STATE STREET BANK AND TRUST
                                        COMPANY, as Warrant Agent,

                                          by  /s/ Susan C. Merker
                                              -------------------------------
                                              Name:  Susan C. Merker
                                              Title: Vice President

                                                                       EXHIBIT A


                      [FORM OF FACE OF WARRANT CERTIFICATE]


                              [Separability Legend]

         THE WARRANTS EVIDENCED BY THIS CERTIFICATE WERE INITIALLY ISSUED AS PART OF AN ISSUANCE OF UNITS, EACH OF WHICH CONSISTS OF ONE 12 3/4% SENIOR SUBORDINATED NOTE DUE MAY 1, 2009 OF TRAVELCENTERS OF AMERICA, INC. (THE "COMPANY") WITH A PRINCIPAL AMOUNT OF $1,000 (A "NOTE"), THREE INITIAL WARRANTS AND ONE CONTINGENT WARRANT (TOGETHER, THE "WARRANTS") EACH TO PURCHASE 0.36469 SHARES OF COMMON STOCK, PAR VALUE $.00001 PER SHARE, OF THE COMPANY. THE NOTES AND WARRANTS WILL NOT TRADE SEPARATELY UNTIL THE EARLIEST OF (A) THE COMMENCEMENT OF A REGISTERED EXCHANGE OFFER FOR THE NOTES, (B) THE EFFECTIVENESS OF A SHELF REGISTRATION STATEMENT WITH RESPECT TO THE NOTES AND (C) SUCH DATE AFTER DECEMBER 14, 2000, AS THE INITIAL PURCHASERS MAY DETERMINE.

                            [Initial Warrant Legend]

         THIS INITIAL WARRANTS EVIDENCED BY THIS CERTIFICATE WILL NOT TRADE SEPARATELY FROM THE CONTINGENT WARRANTS UNTIL MARCH 31, 2003 (THE "CONTINGENT WARRANT RELEASE DATE"). THE CONTINGENT WARRANTS WILL BE HELD IN ESCROW UNTIL SUCH TIME.

                           [Contingent Warrant Legend]

         THE WARRANTS EVIDENCED BY THIS CERTIFICATE ARE CONTINGENT WARRANTS AND WILL NOT TRADE SEPARATELY FROM THE INITIAL WARRANTS UNTIL MARCH 31, 2003 (THE "CONTINGENT WARRANT RELEASE DATE"). THESE CONTINGENT WARRANTS WILL BE HELD IN ESCROW UNTIL SUCH TIME.

                           [Global Securities Legend]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND

TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE WARRANT AGREEMENT REFERRED TO ON THE REVERSE HEREOF.

                         [Restricted Securities Legend]

         THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

         THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT
(A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY
(I) TO THE COMPANY, (II) INSIDE THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (III) OUTSIDE THE UNITED STATES IN A TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (IV) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (V) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

         HEDGING TRANSACTIONS INVOLVING THE WARRANTS OR THE COMMON STOCK UNDERLYING THE WARRANTS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT AND THE RULES AND REGULATIONS ISSUED THEREUNDER.

         THE WARRANTS EVIDENCED BY THIS CERTIFICATE AND THE COMMON STOCK TO BE ISSUED UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND THE WARRANTS MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

No. [     ]                                    Certificate for [      ] Warrants


                      WARRANTS TO PURCHASE COMMON STOCK OF
                         TRAVELCENTERS OF AMERICA, INC.


                  THIS CERTIFIES THAT [ ], or its registered assigns, is the registered holder of the number of Warrants set forth above (the "Warrants"). Each Warrant entitles the holder thereof (the "Holder"), at its option and subject to the provisions contained herein and in the Warrant Agreement referred to below, to purchase from TRAVELCENTERS OF AMERICA, INC., a Delaware corporation ("the Company"), 0.36469 shares of Common Stock, par value of $0.00001 per share, of the Company (the "Common Stock") at the per share exercise price of $0.001 (the "Exercise Price"), or by Cashless Exercise referred to below. This Warrant Certificate shall terminate and become void as of the close of business on May 1, 2009 (the "Expiration Date") or upon the exercise hereof as to all the shares of Common Stock subject hereto [Insert for Contingent Warrant - or upon the Contingent Warrant Release Date if the Release Event shall not have occurred]. The number of shares issuable upon exercise of the Warrants and the Exercise Price per share shall be subject to adjustment from time to time as set forth in the Warrant Agreement.

                  This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of November 14, 2000 (the "Warrant Agreement"), between the Company and State Street Bank and Trust Company (the "Warrant Agent", which term includes any successor Warrant Agent under the Warrant Agreement), and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties and obligations of the Company, the Warrant Agent and the Holders of the Warrants. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Warrant Agreement. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Warrant Agent at 225 Asylum Street, Hartford, CT 06103, Attention: Corporate Trust Department.

                  Subject to the terms of the Warrant Agreement, the Warrants may be exercised in whole or in part (i) by presentation of this Warrant Certificate with the Election to Purchase attached hereto duly executed and with the simultaneous payment of the Exercise Price in cash (subject to adjustment) to the Warrant Agent for the account of the Company at the office of the Warrant Agent or (ii) by Cashless Exercise. Payment of the Exercise Price in cash shall be made by certified or official bank check payable to the order of the Company or by wire transfer of funds to an account designated by the Company for such purpose. Payment by Cashless Exercise shall be made without the payment of cash by reducing the amount of Common Stock that would be obtainable upon the exercise of a Warrant and payment of the Exercise Price in cash so as to yield a number of shares of Common Stock upon the exercise of such Warrant equal to the product of (1) the number of shares of Common Stock for which such Warrant is exercisable as of the Exercise Date (if the Exercise Price were being paid in cash) and (2) a fraction, the numerator of which is the excess of the Current Market Value per share of Common Stock on the Exercise Date over the Exercise Price per share as of the Exercise Date and the denominator of which is the Current Market Value per share of the Common Stock on the Exercise Date.

                  As provided in the Warrant Agreement and subject to the terms and conditions therein set forth, the Warrants shall be exercisable at any time and from time to time on any Business Day after [Insert for Initial Warrant - the first anniversary of the Issue Date] [Insert for Contingent Warrant - the Contingent Warrant Release Date; provided that the Release Event has occurred; provided, however, that Holders of Warrants will be able to exercise their Warrants only if the Common Shelf Registration Statement relating to the Common Stock underlying the Warrants is effective or the exercise of such Warrants is exempt from the registration requirements of the Securities Act of 1933 and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states or other jurisdictions in which such Holders reside; provided further, however, that no Warrant shall be exercisable after May 1, 2009. [Insert for Contingent Warrant - "Release Event" means the release of the Contingent Warrants from the escrow arrangements created by the Contingent Warrant Escrow Agreement between the Company and State Street Bank and Trust Company dated November 14, 2000 and distribution of the Contingent Warrants to holders of the Initial Warrants as provided for in the Warrant Agreement. "Contingent Warrant Release Date" means March 31, 2003.]

                  In the event of a Combination, the Holder hereof will be entitled to receive upon exercise of the Warrants the kind and amount of shares of capital stock or other securities or other property as the Holder would have received had the Holder exercised its Warrants immediately prior to such Combination; provided, however, that in the event that, in connection with such Combination, consideration to holders of Common Stock in exchange for their shares is payable solely in cash or in the event of the dissolution, liquidation or winding-up of the Company, the Holder hereof will be entitled to receive such cash distributions on an equal basis with the holders of Common Stock or other securities issuable upon exercise of the Warrants, as if the Warrants had been exercised immediately prior to such Combination, less the Exercise Price.

                  As provided in the Warrant Agreement, the number of shares of Common Stock issuable upon the exercise of the Warrants and the Exercise Price are subject to adjustment upon the happening of certain events.

                  The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with the transfer or exchange of the Warrant Certificates pursuant to Section 2.04 of the Warrant Agreement, but not for any exchange or original issuance (not involving a transfer) with respect to temporary Warrant Certificates, the exercise of the Warrants or the Warrant Shares.

                  Upon any partial exercise of the Warrants, there shall be countersigned and issued to the Holder hereof a new Warrant Certificate representing those Warrants which were not exercised. This Warrant Certificate may be exchanged at the office of the Warrant Agent by presenting this Warrant Certificate properly endorsed with a request to exchange this Warrant Certificate for other Warrant Certificates evidencing an equal number of Warrants. No fractional Warrant Shares will be issued upon the exercise of the Warrants, but the Company shall pay an amount in cash equal to the Current Market Value per Warrant Share on the day immediately preceding the date the Warrant is exercised, multiplied by the fraction of a Warrant Share that would be issuable on the exercise of any Warrant.

                  All shares of Common Stock issuable by the Company upon the exercise of the Warrants shall, upon such issue, be duly and validly issued and fully paid and non-assessable.

                  The holder in whose name the Warrant Certificate is registered may be deemed and treated by the Company and the Warrant Agent as the absolute owner of the Warrant Certificate for all purposes whatsoever and neither the Company nor the Warrant Agent shall be affected by notice to the contrary.

                  The Warrants do not entitle any Holder hereof to any of the rights of a stockholder of the Company.

                  This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been counter signed by the Warrant Agent.


                                               TRAVELCENTERS OF AMERICA,
                                               INC.,

                                                  by ___________________________
                                                     Name:
                                                     Title:


                                                  by ___________________________
                                                     Name:
                                                     Title:

DATED:


Countersigned:

STATE STREET BANK AND TRUST COMPANY,
as Warrant Agent,

  by

    _______________________
     Authorized Signatory

                 FORM OF ELECTION TO PURCHASE WARRANT SHARES (to
                   be executed only upon exercise of Warrants)

                         TRAVELCENTERS OF AMERICA, INC.


                  The undersigned hereby irrevocably elects to exercise __________________ Warrants to acquire shares of Common Stock, par value $0.00001 per share, of TRAVELCENTERS OF AMERICA, INC., at an exercise price per share of Common Stock of $0.001, and otherwise on the terms and conditions specified in the within Warrant Certificate and the Warrant Agreement therein referred to, surrenders this Warrant Certificate and all right, title and interest therein to TRAVELCENTERS OF AMERICA, INC. and directs that the shares of Common Stock deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Date: ____________________________ , _______


                                                ____________________________(1)
                                                (Signature of Owner)

                                                ________________________________
                                                (Street Address)

                                                ________________________________
                                                (City)     (State)    (Zip Code)

                                                Signature Guaranteed by:

                                                ________________________________





________
(1) The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a national bank or trust company or by a member firm of any national securities exchange.

Securities and/or check to be issued to:

Please insert social security or identifying number:

         Name:

         Street Address:

         City, State and Zip Code:

A new Warrant Certificate evidencing any unexercised Warrants evidenced by the within Warrant Certificate is to be issued to:

         Please insert social security or identifying number:

         Name:

         Street Address:

         City, State and Zip Code:

                  In connection with any transfer of any of the Warrants evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such Warrants and the last date, if any, on which such Warrants were owned by the Company or any Affiliate of the Company, the undersigned certifies that such Warrants are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

         (1)      | |    to the Company; or

         (2)      | |    pursuant to an effective registration statement under
                         the Securities Act of 1933; or

         (3)      | |    outside the United States in an offshore transaction
                         within the meaning of Regulation S under the Securities
                         Act in compliance with Rule 904 under the Securities
                         Act of 1933; or

         (4)      | |    pursuant to Rule 144A under the Securities Act of 1933;
                         or

         (5)      | |    pursuant to another available exemption from
                         registration provided by Rule 144 under the Securities
                         Act of 1933.

                  If such transfer is being made pursuant to an offshore transaction in accordance with Rule 904 under the Securities Act, the undersigned further certifies that:

                  (i) the offer of the Warrants was not made to a person in the United States;

                  (ii) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

                  (iii) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903 or Rule 904 of Regulation S, as applicable;

                  (iv) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

                  (v) we have advised the transferee of the transfer restrictions applicable to the Warrants;

                  (vi) if the circumstances set forth in Rule 904(b)(1) under the Securities Act are applicable, either (a) neither we nor any person acting on our behalf knows that the transferee is a U.S. person or (b) we have complied with the additional conditions therein, including (if applicable) sending a confirmation or other notice stating that the Warrants may be offered and sold during the distribution compliance period specified in Rule 903 of Regulation S only in accordance with Regulation S; pursuant to registration of the Warrants under the Securities Act; or pursuant to an available exemption from the registration requirements under the Securities Act; and

                 (vii) we have advised the transferee that hedging transactions involving the Units or the Warrants may not be conducted unless in compliance with the Securities Act.

                  Unless one of the boxes is checked, the Warrant Agent will refuse to register any of the Warrants evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (3) or (4) is checked, the Warrant Agent may require, prior to registering any such transfer of the Warrants, such legal opinions, additional certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

                                                    ____________________________
                                                              Signature

Signature Guarantee:

____________________________                        ____________________________
Signature must be guaranteed                                  Signature

________________________________________________________________________________

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY(2)


                  The following increases or decreases in this Global Security:


                                                      Number of
                                                      Warrants in        Signature
                Decrease in        Increase in        this Global        of
                number of          number of          Warrant            authorized
                Warrants in        Warrants in        Certificate        officer of
Date of         this Global        this Global        following          Warrant
Exchange        Security           Security           such change        Agent
--------        -----------        -----------        -----------        ----------









--------
(2) To be included only if the Warrant is in global form.